Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 2 AND LIMITED WAIVER TO CREDIT AGREEMENT

THIS AMENDMENT NO. 2 AND LIMITED WAIVER TO CREDIT AGREEMENT (this “Amendment and Waiver”) is entered into as of August 6, 2012 by and among WEATHERFORD INTERNATIONAL LTD., a Bermuda exempted company (“WIL”), WEATHERFORD INTERNATIONAL LTD., a Swiss joint stock corporation (“WIL-Switzerland”), WEATHERFORD LIQUIDITY MANAGEMENT HUNGARY LIMITED LIABILITY COMPANY, a Hungarian limited liability company (“HOC”), WEATHERFORD CAPITAL MANAGEMENT SERVICES LIMITED LIABILITY COMPANY, a Hungarian limited liability company (“WCMS” and, together with WIL, WIL-Switzerland and HOC, the “Obligor Parties”), WEATHERFORD INTERNATIONAL, INC., a Delaware corporation (“WII” and, together with the Obligor Parties, the “Obligors”), the Lenders listed on the signature pages attached hereto, and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (the “Administrative Agent”).

RECITALS:

WHEREAS, reference is made to that certain Credit Agreement dated as of October 15, 2010 by and among the Obligor Parties, the Lenders party thereto, the Administrative Agent, the Issuing Banks and certain other parties named therein (as heretofore amended, supplemented or otherwise modified, the “Credit Agreement”);

WHEREAS, WIL-Switzerland has informed the Administrative Agent that WIL-Switzerland will not be able to deliver, within 45 days after the end of the quarterly accounting period ended June 30, 2012, its Quarterly Report on Form 10-Q for such quarter (the “Second Quarter Report”) required to be delivered under Section 7.01(a) of the Credit Agreement;

WHEREAS, WIL-Switzerland has informed the Administrative Agent that WIL-Switzerland may not be able to deliver, within 45 days after the end of the quarterly accounting period ending September 30, 2012, its Quarterly Report on Form 10-Q for such quarter (the “Third Quarter Report” and, together with the Second Quarter Report, the “Specified Quarterly Reports”) required to be delivered under Section 7.01(a) of the Credit Agreement;

WHEREAS, the Obligor Parties have requested that the Lenders waive compliance with Section 7.01(a) of the Credit Agreement with respect to the quarterly accounting periods ending June 30, 2012 and September 30, 2012, and the Lenders party hereto are willing to grant such waiver on the terms and conditions set forth herein;

WHEREAS, WIL-Switzerland has informed the Administrative Agent that it intends to restate certain of its financial statements for prior fiscal periods and, as a result thereof, has requested that the Lenders waive any Default or Event of Default arising under Section 9.01(b) of the Credit Agreement resulting from certain representations and warranties previously made by the Obligor Parties with respect to such financial statements, and the Lenders party hereto are willing to grant such waiver on the terms and conditions set forth herein; and

WHEREAS, in connection with the foregoing, the parties hereto have agreed to amend certain provisions of the Credit Agreement as hereinafter set forth;

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1. Defined Terms

Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement, as amended hereby.

SECTION 2. Limited Waiver of Information Delivery Covenants

Subject to Section 8 below, the Lenders party hereto (which constitute the Required Lenders) hereby waive any Default or Event of Default arising under Section 9.01(e) of the Credit Agreement to the extent, and only to the extent, that such Default or Event of Default resulted or results from the failure of the Obligor Parties to deliver to the Administrative Agent (i) within 45 days after the end of the quarterly accounting period ended June 30, 2012, the Second Quarter Report or (ii) within 45 days after the end of the quarterly accounting period ending September 30, 2012, the Third Quarter Report; provided that if the Obligor Parties have not delivered to the Administrative Agent the Specified Quarterly Reports and the Specified Compliance Certificates on or prior to March 19, 2013 (the “Extended Delivery Date”), then the waiver set forth in this Section 2 shall no longer be effective and an Event of Default shall immediately occur.

SECTION 3. Limited Waiver of Information Representation and Warranty

Subject to Section 8 below, the Lenders party hereto (which constitute the Required Lenders) hereby waive any Default or Event of Default existing on or prior to the date of this Amendment and Waiver arising under Section 9.01(b) of the Credit Agreement to the extent, and only to the extent, that any such Default or Event of Default resulted from the representation and warranty made by the Obligor Parties in Section 6.06(a) or Section 6.11 of the Credit Agreement being incorrect when made or deemed made due to the Obligor Parties’ historical reporting of the provision for income taxes as set forth in WIL-Switzerland’s financial statements for fiscal years 2009, 2010 and 2011 and the first quarter of 2012, each of which are to be restated by the Obligor Parties as described in the Form 8-K filed by WIL-Switzerland with the SEC on July 24, 2012 (the “Specified 8-K”).

SECTION 4. Amendments to Credit Agreement

(a) Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions in the appropriate alphabetical order:

“Amendment No. 2 Effective Date” means August 6, 2012.

“Compliance Certificate” means (i) with respect to any fiscal period not described in clause (ii) below, a certificate of a Responsible Officer of WIL-Switzerland in the form of Exhibit G-1 and (ii) with respect to the quarterly accounting period ended June 30, 2012 and the quarterly accounting period ending September 30, 2012, a certificate of a Responsible Officer of WIL-Switzerland in the form of Exhibit G-2.

“Specified Compliance Certificates” means, collectively, (i) a Compliance Certificate in the form of Exhibit G-1 with respect to the quarterly accounting period ended June 30, 2012 and (ii) a Compliance Certificate in the form of Exhibit G-1 with respect to the quarterly accounting period ending September 30, 2012.

“Specified Quarterly Reports” means (i) WIL-Switzerland’s Quarterly Report on Form 10-Q for the quarterly accounting period ended June 30, 2012 and (ii) WIL-Switzerland’s Quarterly Report on Form 10-Q for the quarterly accounting period ending September 30, 2012.

“Waiver Period” means the period from the Amendment No. 2 Effective Date until the first date on which (i) all of the Specified Quarterly Reports and the Specified Compliance Certificates have been delivered by WIL-Switzerland to the Administrative Agent and (ii) the Specified Quarterly Reports have been filed with the SEC.

(b) Section 2.09 of the Credit Agreement is hereby amended by (i) re-numbering paragraph (d) thereof to be paragraph (e) and inserting the phrase “, utilization fees” after the phrase “facility fees” and before the phrase “and participation fees” in such re-numbered paragraph (e) and (ii) inserting a new paragraph (d) that reads as follows:

“(d) The Borrowers, jointly and severally, agree to pay to the Administrative Agent for the account of each Lender a utilization fee, which shall accrue during the Waiver Period at the rate of 0.500% per annum on the outstanding principal amount of such Lender’s Revolving Credit Loans. Accrued utilization fees shall be payable in arrears on the last day of March, June, September and December of each year and on the date on which the Commitments terminate, commencing on the first such date to occur after the Amendment No. 2 Effective Date; provided that any utilization fees accruing after the date on which the Commitments terminate shall be payable on demand. All utilization fees shall be computed on the basis of a year of 365 or 366 days, as applicable, and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).”

(c) Subject to Section 8 below, Section 6.06(a) of the Credit Agreement is hereby amended by (i) inserting “(i)” after the phrase “except for” and before the phrase “such information, if any” and (ii) inserting the phrase “and (ii) the Obligor Parties’ historical reporting of the provision for income taxes as set forth in WIL-Switzerland’s financial statements for fiscal years 2009, 2010 and 2011 and the first quarter of 2012, and other income statement, balance sheet or statement of cash flows items that were impacted by such historical reporting of the provision for income taxes, in each case as and to the extent furnished to the Administrative Agent or any Lender prior to the Amendment No. 2 Effective Date” at the end thereof.

(d) Section 7.01(e) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(e) Within five Business Days after the delivery of the financial statements provided for in Sections 7.01(a) and 7.01(b), a Compliance Certificate with respect to the fiscal period covered by such financial statements; provided that (i) a Compliance Certificate in the form of Exhibit G-2 with respect to the quarterly accounting period ended June 30, 2012 shall be furnished to the Administrative Agent on or prior to August 21, 2012 and (ii) a Compliance Certificate in the form of Exhibit G-2 with respect to the quarterly accounting period ending September 30, 2012 shall be furnished to the Administrative Agent on or prior to November 21, 2012.”

(e) Section 8.09(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(a) WIL-Switzerland shall not, nor shall it permit any of its Subsidiaries to, (i) use the proceeds of any Loans for any purpose other than (A) to repay amounts outstanding under the Existing Credit Agreements and (B) for working capital and general corporate purposes, including providing financial accommodations to the Borrowers and their Subsidiaries, or (ii) arrange for the issuance of any Letters of Credit for any purpose other than general corporate purposes of the Borrowers and their Subsidiaries.”

(f) Article VIII of the Credit Agreement is hereby amended by adding the following covenant as Section 8.10 therein:

“SECTION 8.10. Indebtedness During Waiver Period. WIL-Switzerland shall not permit (i) its Consolidated Indebtedness to exceed $10,000,000,000 at any time during the Waiver Period or (ii) the aggregate principal amount of all Indebtedness of all Subsidiaries of WIL-Switzerland (other than Subsidiaries of WIL-Switzerland that are Obligors) owing to any Person other than WIL-Switzerland and its Subsidiaries to exceed $1,000,000,000 at any time during the Waiver Period.”

(g) Exhibit G to the Credit Agreement is hereby deleted and replaced in its entirety with Exhibit G-1 and Exhibit G-2 in the forms attached hereto as Exhibit G-1 and Exhibit G-2, respectively.

SECTION 5. Covenants

To induce the other parties hereto to enter into this Amendment and Waiver, each of the Obligor Parties covenants that:

(a) if WIL-Switzerland is unable to comply with its obligation to deliver to the Administrative Agent the Third Quarter Report within 45 days after the end of the quarterly accounting period ending September 30, 2012, the Obligor Parties shall (i) notify the Administrative Agent in writing of its inability to deliver such report within such time period and (ii) deliver to the Administrative Agent within such time period all unaudited, pre-tax financial information in substantially similar form and detail as WIL-Switzerland provided in the Specified 8-K with respect to the quarterly accounting period ended June 30, 2012; provided that the Obligor Parties shall be deemed to have delivered such financial information for purposes of this Section 5(a) on the date the same shall have been made available on “EDGAR” (or any successor thereto) or on its home page on the worldwide web (which page is as of the date of this Agreement, located at www.weatherford.com);

(b) the Obligor Parties shall deliver to the Administrative Agent the Specified Quarterly Reports and the Specified Compliance Certificates on or prior to the Extended Delivery Date; and

(c) such Obligor Party shall not, and shall not permit any of its Subsidiaries to, enter into, after the date hereof but before the Extended Delivery Date, any agreement or instrument governing or evidencing Indebtedness of such Obligor Party or such Subsidiary pursuant to which Indebtedness in an aggregate amount in excess of $10,000,000 is or may be outstanding, unless such agreement or instrument does not contain any requirement to deliver any of the Specified Quarterly Reports before the Extended Delivery Date (it being understood that the foregoing shall not apply to any amendment, supplement, waiver or other modification entered into after the date hereof with respect to any such agreement or instrument that was entered into prior to the date hereof).

SECTION 6. Representations and Warranties

To induce the other parties to enter into this Amendment and Waiver, each of the Obligor Parties represents and warrants that, after giving effect to each of the waivers and amendments set forth in this Amendment and Waiver:

(a) the representations and warranties of the Obligor Parties contained in Article VI of the Credit Agreement or any other Loan Document are true and correct in all material respects as of, and as if such representations and warranties were made on, the date hereof (unless any such representation and warranty expressly refers to an earlier date, in which case such representation and warranty shall continue to be true and correct as of such earlier date);

(b) no Default has occurred and is continuing on the date hereof or would result from the effectiveness of this Amendment and Waiver;

(c) this Amendment and Waiver constitutes the legal, valid and binding obligation of each of the Obligor Parties, enforceable against each Obligor Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles of general applicability; and

(d) Schedule I attached hereto sets forth, as of the date hereof, all agreements and instruments governing Indebtedness of WIL-Switzerland or any of its Subsidiaries for which the Indebtedness outstanding under such agreement or instrument exceeds $10,000,000 as of the date hereof or under which the lenders have commitments to lend in excess of $10,000,000 as of the date hereof, and which contain any requirement to deliver any of the Specified Quarterly Reports to the holder or holders of such Indebtedness or any trustee or agent acting on its or their behalf on or before a specified or determinable date.

SECTION 7. Effectiveness

This Amendment and Waiver shall become effective as of the date hereof when the following conditions are met:

(a) the Administrative Agent shall have received counterparts of this Amendment and Waiver that, when taken together, bear the signatures of (i) each Obligor, (ii) the Required Lenders and (iii) the Administrative Agent; and

(b) the Borrowers shall have paid (i) to the Administrative Agent, for the account of each of the Lenders party hereto, a $25,000 work fee payable to each Lender party hereto, (ii) to the Administrative Agent and J.P. Morgan Securities LLC, all fees and other amounts agreed upon in writing by any of the Borrowers to be paid to such parties on or prior to the date hereof and (iii) to the extent invoiced at or before 10:00 a.m., New York City time, on the date hereof, all out-of pocket expenses required to be reimbursed or paid by the Borrowers pursuant to Section 11.03 of the Credit Agreement or any other Loan Document, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent in connection with this Amendment and Waiver.

SECTION 8. Termination of Waivers

Notwithstanding anything to the contrary contained herein, (a) the waivers set forth in Sections 2 and 3 hereof shall terminate and be of no further force and effect and (b) the amendment set forth in Section 4(c) hereof shall be of no further force and effect (such waivers and amendment being collectively referred to herein as the “Waiver Provisions”):

(i) on November 15, 2012, unless prior to such date WIL-Switzerland shall have delivered evidence reasonably satisfactory to the Administrative Agent that WIL-Switzerland has received written waivers (including waivers effected by supplemental indentures) in form and substance reasonably satisfactory to the Administrative Agent with respect to its or any of its Subsidiaries’ failure to deliver the Specified Quarterly Reports by the times required under each Applicable Indenture (as defined in Schedule I attached hereto) from the required percentage of holders of Indebtedness outstanding under such Applicable Indenture; or

(ii) on the Default Date (as defined below) with respect to any Applicable Debt Agreement (as defined in Schedule I attached hereto), unless prior to such date WIL-Switzerland shall have delivered evidence reasonably satisfactory to the Administrative Agent that WIL-Switzerland (or any of its Subsidiaries party thereto) has either (A) received a written waiver in form and substance reasonably satisfactory to the Administrative Agent with respect to its or any of its Subsidiaries’ failure to deliver the Specified Quarterly Reports by the times required under such Applicable Debt Agreement from the required percentage of holders of Indebtedness outstanding under such Applicable Debt Agreement or (B) defeased or discharged such Indebtedness or otherwise terminated such Applicable Debt Agreement; provided that, notwithstanding the foregoing, the Waiver Provisions shall not cease to be effective on such Default Date if the aggregate amount of Indebtedness outstanding as of such date under such Applicable Debt Agreement, when taken together with the aggregate amount of Indebtedness outstanding as of such date under all other Applicable Debt Agreements for which a written waiver of the type described above was not obtained prior to the Default Date applicable thereto, does not exceed $100,000,000.

It is understood and agreed that each waiver referred to in the foregoing clauses (i) and (ii) must provide that no default or event of default (or similar event) shall occur under the Applicable Indenture or Applicable Debt Agreement, as the case may be, sooner than the Extended Delivery Date as a result of WIL-Switzerland’s or any of its Subsidiaries’ failure to deliver the Specified Quarterly Reports by the times required thereunder.

For purposes of clause (ii) above, “Default Date” means, with respect to any Applicable Debt Agreement, the date on which an event of default will occur thereunder, or the first date on which the holder or holders of Indebtedness outstanding thereunder (or any trustee or agent acting on its or their behalf) may cause such Indebtedness to become due, or require the prepayment, repurchase, redemption or defeasance of such Indebtedness, prior to its scheduled maturity, in each case as a result of WIL-Switzerland’s or any of its Subsidiaries’ failure to deliver the Specified Quarterly Reports by the times required under such Applicable Debt Agreement.

SECTION 9. Confirmation of Loan Documents.

Except as expressly contemplated hereby, the terms, provisions, conditions and covenants of the Credit Agreement, as amended by this Amendment and Waiver, and the other Loan Documents remain in full force and effect and are hereby ratified and confirmed, and the execution, delivery and performance of this Amendment and Waiver shall not, except as expressly set forth in this Amendment and Waiver, operate as a waiver of, consent to or amendment of any term, provision, condition or covenant thereof. Without limiting the generality of the foregoing, except pursuant hereto or as expressly contemplated or amended hereby, nothing contained herein shall be deemed (a) to constitute a waiver of compliance or consent to noncompliance by any Obligor Party with respect to any term, provision, condition or covenant of the Credit Agreement or any other Loan Document; (b) to prejudice any right or remedy that the Administrative Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document; or (c) to constitute a waiver of compliance or consent to noncompliance by any Obligor Party with respect to the terms, provisions, conditions and covenants of the Credit Agreement and the other Loan Documents made the subject hereof. Each Obligor Party represents and acknowledges that it has no claims, counterclaims, offsets, credits or defenses to the Loan Documents or the performance of its obligations thereunder.

SECTION 10. Ratification

Each Guarantor hereby ratifies and confirms its obligations under the Guaranty Agreement and hereby represents and acknowledges that it has no claims, counterclaims, offsets, credits or defenses to the Loan Documents or the performance of its obligations thereunder. Furthermore, each Guarantor agrees that nothing contained in this Amendment and Waiver shall adversely affect any right or remedy of the Administrative Agent or the Lenders under the Guaranty Agreement or any of the other Loan Documents to which it is a party. Each Guarantor agrees that all references in the Guaranty Agreement to the “Guaranteed Obligations” shall include, without limitation, all of the obligations of the Borrowers to the Administrative Agent and the Lenders under the Credit Agreement, as amended by this Amendment and Waiver. Finally, each Guarantor hereby represents and warrants that the execution and delivery of this Amendment and Waiver and the other documents executed in connection herewith shall in no way change or modify its obligations as a guarantor, debtor, pledgor, assignor, obligor and/or grantor under the Guaranty Agreement and the other Loan Documents to which it is a party and shall not constitute a waiver by the Administrative Agent or the Lenders of any of their rights against any Guarantor.

SECTION 11. Effect of Amendment and Waiver

From and after the date hereof, each reference in the Credit Agreement to “this Agreement”, “hereof”, or “hereunder” or words of like import, and all references to the Credit Agreement in any and all agreements, instruments, documents, notes, certificates, guaranties and other writings of every kind and nature shall be deemed to mean the Credit Agreement as modified by this Amendment and Waiver. This Amendment and Waiver shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents. As of the date hereof, each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended, as applicable, to reflect the changes made pursuant to this Amendment and Waiver.

SECTION 12. Choice of Law

This Amendment and Waiver and all other documents executed in connection herewith and the rights and obligations of the parties hereto and thereto, shall be construed in accordance with and governed by the law of the State of New York.

SECTION 13. Waiver of Jury Trial

EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT AND WAIVER, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT AND WAIVER AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 14. Counterparts

This Amendment and Waiver may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment and Waiver by facsimile transmission or electronic transmission (in .pdf form) shall be as effective for all purposes as delivery of a manually executed counterpart of this Amendment and Waiver.

SECTION 15. Headings

Section headings are for convenience of reference only, and are not part of, and are not to be taken into consideration in interpreting, this Amendment and Waiver.

[Remainder of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duly executed as of the date first above written.

WIL:

WEATHERFORD INTERNATIONAL LTD.,

a Bermuda exempted company

By: /s/ John H. Briscoe

Name: John H. Briscoe

Title: Senior Vice President and Chief Financial Officer

Signature Page to Amendment No. 2 and Limited Waiver to Credit Agreement

HOC:

WEATHERFORD LIQUIDITY MANAGEMENT

HUNGARY LIMITED LIABILITY COMPANY,

a Hungarian limited liability company

By: /s/ Hans N. Falke

Name: Hans N. Falke

Title: Managing Director

By: /s/ Lukasz Sobczyk

Name: Lukasz Sobczyk

Title: Managing Director

WCMS:

WEATHERFORD CAPITAL MANAGEMENT

SERVICES LIMITED LIABILITY COMPANY,

a Hungarian limited liability company

By: /s/ Hans N. Falke

Name: Hans N. Falke

Title: Managing Director

By: /s/ Lukasz Sobczyk

Name: Lukasz Sobczyk

Title: Managing Director

Signature Page to Amendment No. 2 and Limited Waiver to Credit Agreement

WIL-SWITZERLAND:

WEATHERFORD INTERNATIONAL LTD.,

a Swiss joint stock corporation

By: /s/ John H. Briscoe

Name: John H. Briscoe

Title: Senior Vice President and Chief Financial Officer

WII:

WEATHERFORD INTERNATIONAL, INC.,

a Delaware corporation

By: /s/ John H. Briscoe

Name: John H. Briscoe

Title: Senior Vice President and Chief Financial Officer

Signature Page to Amendment No. 2 and Limited Waiver to Credit Agreement

ADMINISTRATIVE AGENT:

JPMORGAN CHASE BANK, N.A.,

    as Administrative Agent and an Issuing Bank

By /s/ Stephanie J. Balette

      Name: Stephanie J. Balette

      Title: Credit Executive

Signature Page to Amendment No. 2 and Limited Waiver to Credit Agreement

LENDERS:

JPMORGAN CHASE BANK, N.A.

By /s/ Stephanie J. Balette

      Name: Stephanie J. Balette

      Title: Credit Executive

Signature Page to Amendment No. 2 and Limited Waiver to Credit Agreement

DEUTSCHE BANK AG NEW YORK BRANCH,

as a Lender and an Issuing Bank

By /s/ Philippe Sandmeier

      Name: Philippe Sandmeier

      Title: Managing Director

By /s/ Virginia Cosenza

      Name: Virginia Cosenza

      Title: Vice President

Signature Page to Amendment No. 2 and Limited Waiver to Credit Agreement

CREDIT AGRICOLE CORPORATE AND

INVESTMENT BANK,

as a Lender and an Issuing Bank

By /s/ David Gurghigian

      Name: David Gurghigian

      Title: Managing Director

By /s/ Michael Willis

      Name: Michael Willis

      Title: Managing Director

Signature Page to Amendment No. 2 and Limited Waiver to Credit Agreement

MORGAN STANLEY BANK, N.A.

By /s/ William Jones

      Name: William Jones

      Title: Authorized Signatory

Signature Page to Amendment No. 2 and Limited Waiver to Credit Agreement

THE ROYAL BANK OF SCOTLAND plc,

as a Lender and an Issuing Bank

By /s/ Brian D. Williams

      Name: Brian D. Williams

      Title: Authorised Signatory

Signature Page to Amendment No. 2 and Limited Waiver to Credit Agreement

UBS LOAN FINANCE

By /s/ Mary E. Evans

      Name: Mary E. Evans

      Title: Associate Director

By /s/ Irja R. Otsa

      Name: Irja R. Otsa

      Title: Associate Director

Signature Page to Amendment No. 2 and Limited Waiver to Credit Agreement

CITIBANK, N.A.

By /s/ Lawrence Martin

      Name: Lawrence Martin

      Title: Director

Signature Page to Amendment No. 2 and Limited Waiver to Credit Agreement

DNB BANK ASA, Grand Cayman Branch

By /s/ Sanjiv Nayar

      Name: Sanjiv Nayar

      Title: Senior Vice President

By /s/ Philip F. Kurpiewski

      Name: Philip F. Kurpiewski

      Title: Senior Vice President

Signature Page to Amendment No. 2 and Limited Waiver to Credit Agreement

GOLDMAN SACHS BANK USA

By /s/ Michelle Latzoni

      Name: Michelle Latzoni

      Title: Authorized Signatory

Signature Page to Amendment No. 2 and Limited Waiver to Credit Agreement

ROYAL BANK OF CANADA

By /s/ Jay T. Sartain

      Name: Jay T. Sartain

      Title: Authorized Signatory

Signature Page to Amendment No. 2 and Limited Waiver to Credit Agreement

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:	/s/ Maria Ferradas
	Name:	Maria Ferradas
	Title:	Vice President

Signature Page to Amendment No. 2 and Limited Waiver to Credit Agreement

BARCLAYS BANK PLC

By /s/ Vanessa A. Kurbatskiy

      Name: Vanessa A. Kurbatskiy

      Title: Vice President

Signature Page to Amendment No. 2 and Limited Waiver to Credit Agreement

NORDEA BANK NORGE ASA

By /s/ Tom Kuhnle

      Name: Tom Kuhnle

      Title: Senior Vice President

By /s/ Arne Berglund

      Name: Arne Berglund

      Title: Senior Vice President

Signature Page to Amendment No. 2 and Limited Waiver to Credit Agreement

SUNTRUST BANK

By /s/ Carmen Malizia

      Name: Carmen Malizia

      Title: Vice President

Signature Page to Amendment No. 2 and Limited Waiver to Credit Agreement

UNICREDIT BANK AG, NEW YORK BRANCH

By /s/ Umberto Serrano

      Name: Umberto Serrano

      Title: Director

By /s/ Kimberly Sousa

      Name: Kimberly Sousa

      Title: Director

Signature Page to Amendment No. 2 and Limited Waiver to Credit Agreement

STANDARD CHARTERED BANK

By /s/ Johanna Minaya

      Name: Johanna Minaya

      Title: Associate Director

By /s/ Robert Reddington

      Name: Robert Reddington

      Title: Credit Documentation Manager

                Credit Documentation Unit WB Legal

                Americas

Signature Page to Amendment No. 2 and Limited Waiver to Credit Agreement

HSBC BANK USA, N.A.

By /s/ Robert Wainwright

      Name: Robert Wainwright

      Title:

Signature Page to Amendment No. 2 and Limited Waiver to Credit Agreement

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. - NEW YORK BRANCH

By:	/s/ Nietzsche Rodricks
	Name:	Nietzsche Rodricks
	Title:	Executive Director

By:	/s/ Adriana Alaix
	Name:	Adriana Alaix
	Title:	Vice President

Signature Page to Amendment No. 2 and Limited Waiver to Credit Agreement